POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED NOVEMBER 20, 2017

TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED

SEPTEMBER 22, 2017

PowerShares PureBetaSM US Aggregate Bond Portfolio (the “Fund”)

Intercontinental Exchange’s (“ICE”) acquisition of the BofA Merrill Lynch Global Research FICC index platform closed on October 20, 2017, and indexes have been rebranded.

Accordingly, all references to The BofA Merrill Lynch US Broad Market IndexSM are replaced with ICE BofAML US Broad Market IndexSM. There will be no change to the methodology of the underlying index for the Fund.

Additionally, all references to Merrill Lynch, Pierce, Fenner & Smith Incorporated and BofA Merrill Lynch are replaced with ICE Data Indices, LLC and ICE BofAML, respectively.

Please Retain This Supplement for Future Reference.

P-PBND-SUP-1 112017